UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 17, 2012

Active Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12
Austin, Texas 78758
(Address of principal executive offices, including zip code)

(512) 836-6464
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Active Power, Inc. (the “Company”), held on May 17, 2012, the Company’s stockholders approved an amendment to the Company’s 2010 Equity Incentive Plan (the “Plan”) to add 8,500,000 shares to the total number of shares of the Company’s common stock reserved for issuance under the Plan (the “Plan Amendment”). The Board of Directors of the Company previously approved the Plan Amendment on March 7, 2012, subject to stockholder approval.

The terms and conditions of the Plan and the effect of the Plan Amendment are more fully described in Active Power’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2012.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, the stockholders of the Company re-elected the following individuals as Class III Directors to serve on the Board of Directors. Each Class III Director will serve until the Company’s 2015 Annual Meeting, or until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ake Almgren	53,188,226	587,791	29,044,263
James E. J. deVenny III	53,298,891	477,126	29,044,263
Robert S. Greenberg	52,708,242	1,067,775	29,044,263

The stockholders of the Company also elected the following individual as a Class II Director to serve on the Board of Directors until the Company’s 2014 Annual Meeting, or until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Douglas Milner	53,345,059	430,958	29,044,263

In addition, stockholders voted on the matters set forth below at the Company’s Annual Meeting.

1.  A non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for	52,093,526
Votes against	1,198,977
Abstentions	483,514
Broker Non-Votes	29,044,263

2. A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2012 was approved based upon the following votes:

Votes for	82,236,314
Votes against	410,018
Abstentions	173,948

3.  An amendment to the Company’s 2010 Equity Incentive Plan to increase the number of shares available for issuance thereunder was approved based upon the following votes:

Votes for	48,919,116
Votes against	4,738,710
Abstentions	118,191
Broker Non-Votes	29,044,263

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Date: May 23, 2012	By:	/s/ John K. Penver
John K. Penver
Chief Financial Officer